4Q12 Earnings Conference Call 4Q12 Earnings Conference Call Supplemental Presentation Supplemental Presentation January 24, 2013 January 24, 2013 Exhibit 99.2

Safe Harbor Language
Safe Harbor Language
To the extent that statements in this presentation and the accompanying press release relate to future plans, objectives, financial results or performance of IBERIABANK Corporation, these statements are deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such
statements, which are based on management’s current information, estimates and assumptions and the current economic environment, are generally identified by the use of the words “plan”, “believe”, “expect”, “intend”,
“anticipate”, “estimate”, “project” or similar expressions.  IBERIABANK Corporation’s actual strategies and results in future periods may differ materially from those currently expected due to various risks and uncertainties.
Actual results could differ materially because of factors such as the level of market volatility, our ability to execute our growth strategy, including the availability of future FDIC-assisted failed bank opportunities, unanticipated losses related to the integration of, and refinements to purchase accounting adjustments for, acquired businesses and assets and assumed liabilities in these transactions, adjustments of fair values of acquired assets and assumed liabilities and of deferred taxes in acquisitions, credit risk of our customers, effects of the on-going correction in residential real estate prices and reduced levels of home sales, sufficiency of our allowance for loan losses, changes in interest rates, access to funding sources, reliance on the services of executive management, competition for loans, deposits and investment dollars, reputational risk and social factors, changes in government regulations and legislation, increases in FDIC insurance assessments, geographic concentration of our markets and economic conditions in these markets, rapid changes in the financial services industry, dependence on our operational, technological, and organizational systems or infrastructure and those of third-party providers of those services, hurricanes and other adverse weather events, the modest trading volume of our common sock, and valuation of intangible assets.  These and other factors that may cause actual results to differ materially from these forward-looking statements are discussed in the Company’s Annual Report on Form 10-K and other filings with the
Securities and Exchange Commission (the “SEC”), available at the SEC’s website, http://www.sec.gov, and the
Company’s website, http://www.iberiabank.com, under the heading “Investor Information.”  All information in this presentation and the accompanying press release is as of the date of this release.  The Company undertakes no duty to update any forward-looking statement to conform to the statement to actual results or changes in the
Company’s expectations.  Certain tabular presentations may not reconcile because of rounding.

33
Organic loan growth:
Core deposit growth:
Very modest 3-basis point net interest margin decline
Tax-equivalent revenues up $7 million, or 5% (20% annualized)
Good growth in service charge income and fee income businesses
Service Charges – up 5% compared to 3Q12
Mortgage – second highest quarterly production level in our history
Title Insurance – second highest quarterly revenue in past five years
Capital Markets – good profitability in fourth quarter, revenue up $1.2 million
Other influences on fourth quarter performance:
Closed/consolidated 8 branches (11 for the year)
Opened 7 branches (14 for the year)
Growth in excess liquidity – Cash & Equivalents of $1 billion, up 56%
Strong asset quality in our legacy franchise and capital remains stout
Non-operating: $2.2 million gain and $2.6 million in non-operating expenses
Introductory Comments
Introductory Comments
Fourth Quarter 2012 – Summary Comments
$315 million since September 30, 2012 (+18% annualized)
$1.1 billion since year-end 2011 (+19% annualized)
$912 million since September 30, 2012 (+48% annualized)
$1.6 billion since year-end 2011 (+24% annualized)

Financial Overview
Financial Overview
Performance Metrics – Yields and Costs
•
Investment yield declined 13
bps due to 2.09%
•
Net covered loan yield up 13
bps as base yield improved;
offset the 3 bps decline in
non-covered loan yield
•
Interest bearing deposit
costs declined 5 bps;
continued future re-pricing
opportunities (next slide)
•
Average noninterest bearing
deposits up $155 million
(+9%)
•
Margin declined 3 basis
points to 3.55%
•
Decline due primarily to
investment portfolio roll-
down and excess liquidity
9/30/2012 12/31/2012
Investment Securities 2.22% 2.09% (13) bps
Covered Loans & Loss Share Receivable 5.42% 5.55% 13 bps
Noncovered Loans 4.55% 4.52% (3) bps
Loans & Loss Share Receivable 4.71% 4.70% (1) bps
Mortgage Loans Held For Sale 3.21% 2.96% (25) bps
Other Earning Assets 0.85% 0.61% (24) bps
Total Earning Assets 4.14% 4.06% (8) bps
Interest Bearing Deposits 0.58% 0.53% (5) bps
Short-Term Borrowings 0.21% 0.21% (0) bps
Long-Term Borrowings 3.10% 3.17% 7 bps
Total Interest Bearing Liabilities 0.69% 0.65% (4) bps
Net Interest Spread 3.45% 3.41% (4) bps
Net Interest Margin 3.58% 3.55% (3) bps
* Earning asset yields are shown on a fully taxable equivalent basis.
%/Basis Point
Change
For Quarter Ended:

Financial Overview
Financial Overview
Quarterly Re-pricing Schedule
•
$1.5 Billion in time deposits re-price over next 12 months at weighted average 0.74% rate
•
During 4Q12, new and re-priced time deposits were booked at an average cost of 0.54%
•
In 2012, retention rate of  time deposits was 90% with average reduction in rate of 46 basis points
$ in millions
Note:  Amounts exclude re-pricing of assets and liabilities from prior quarters
1Q13 2Q13 3Q13 4Q13 1Q14
Cash Equivalents Balance 771.9 $       - $          - $          - $          - $
Rate 0.46% 0.00% 0.00% 0.00% 0.00%
Investments Balance 112.0 $       139.7 $       109.1 $       118.5 $       93.1 $
Rate 3.15% 2.56% 2.99% 2.70% 2.79%
Loans Balance 4,164.7 $    425.6 $       378.2 $       321.4 $       276.7 $
Rate 3.68% 5.20% 5.11% 4.98% 4.41%
Time Deposits Balance 450.8 $       425.9 $       368.3 $       292.8 $       144.8 $
Rate 0.73% 0.63% 0.75% 0.91% 1.32%
Borrowed Funds Balance 437.1 $       37.7 $        2.3 $          1.0 $          0.5 $
Rate 1.17% 3.44% 4.48% 4.28% 3.72%

Financial Overview
Financial Overview
Interest Rate Risk Simulations
Source: Bancware model, as of December 31, 2012
* Assumes instantaneous and parallel shift in interest rates based on static balance sheet
•
Asset sensitive from an interest rate risk position
•
The degree of asset sensitivity is a function of the reaction of competitors to changes in deposit pricing
•
Forward curve has a positive impact over 12 months
Base Blue Forward
Change In:
-200 bp* -100 bp* Case +100 bp* +200 bp* Chip Curve
Net Interest
Income -1.7% -0.8% 0.0% 3.8% 7.9% -0.1% 0.6%
Economic
Value of
Equity
-9.4% -9.2% 0.0% 8.5% 13.6% -0.2% -0.4%

Financial Overview
Financial Overview
Performance Metrics – Quarterly Trends
•
Relatively stable
margin
•
Average earning
assets up $480
million (+4%)
•
T/E net interest
income up $3
million (+3%)
•
Provision of $5
million:
•
Net charge-offs:
$0.1 million (0.00%
annualized rate)
•
Covered and
acquired impaired
loan provision:
$4.5 million
•
All other provision
expense: $0.4
million
Legacy asset quality measures generally improved in 4Q12
Strong capital position compared to peers
Repurchased no shares in 4Q12; 46,692 shares remain under current authorized program
12/31/2011 3/31/2012 6/30/2012 9/30/2012 12/31/2012
Net Income ($ in thousands) 17,357 $    19,393 $  12,560 $  21,234 $  23,208 $    9%
Per Share Data:
Fully Diluted Earnings 0.59 $         0.66 $       0.43 $       0.73 $       0.79 $         8%
Operating Earnings (Non-GAAP) 0.67 0.69 0.54 0.83 0.80 -4%
Pre-provision Operating Earnings  (Non-GAAP) 0.77 0.68 0.73 0.92 0.91 -2%
Tangible Book Value 36.80 37.23 37.28 37.07 37.34 1%
Key Ratios:
Return on Average Assets 0.59% 0.67% 0.43% 0.69% 0.73% 4 bps
Return on Average Common Equity 4.65% 5.21% 3.36% 5.56% 6.02% 46 bps
Return on Average Tangible Common Equity (Non-GAAP) 6.72% 7.43% 4.86% 7.91% 8.62% 71 bps
Net Interest Margin (TE)* 3.62% 3.59% 3.59% 3.58% 3.55% (3) bps
Tangible Efficiency Ratio (TE)* (Non-GAAP) 75.2% 74.6% 78.2% 74.3% 73.2% (110) bps
Tangible Common Equity Ratio (Non-GAAP) 9.52% 9.64% 9.37% 9.01% 8.66% (35) bps
Tier 1 Leverage Ratio 10.45% 10.51% 10.42% 10.01% 9.70% (31) bps
Tier 1 Common Ratio (Non-GAAP) 13.55% 13.48% 12.97% 12.04% 11.74% (30) bps
Total Risk Based Capital Ratio 16.21% 16.10% 15.54% 14.54% 14.19% (35) bps
Net Charge-Offs to Average Loans** 0.31% 0.09% 0.07% 0.11% 0.01% (10) bps
Nonperforming Assets to Total Assets** 0.86% 0.83% 0.84% 0.81% 0.85% 4 bps
* Fully taxable equivalent basis.
** Excluding FDIC Covered Assets and acquired impaired loans.
%/Basis Point
Change
For Quarter Ended:

Financial Overview
Financial Overview
Low Risk Balance Sheet At December 31, 2012
36% Of Balance Sheet In Very Low Risk Components

Cash and
Equivalents,
7%
Investment
Securities,
15%
Mortgage
Loans Held
For Sale, 2%
Acquired
Loans - Fair
Value, 0.5%
Loans - FDIC
Covered, 8%
FDIC Loss
Share
Receivable,
3%
Loans -
Noncovered,
56%
Other Assets,
8%

Financial Overview
Financial Overview
Non-Interest Income Trends
Strong mortgage loan income continued in 4Q12
IBERIA Capital Partners revenues up $1.2 million
Continued rebound in service charge income (+5%)
Title insurance revenue continued to be solid
$2.2 million OMNI investment redemption gain
Total originations of $2.4 billion in
2012 (+46%)
4Q12 originations down 4%
Sales down 7% and 2012 total up
45% over 2011
$78 million annual revenues (up
73%); 4Q12 revenues down 1%
Small buyback costs
Pipeline of $241 million at year-end
and $256 million on January 11th
$21 million annual revenues (+16%)
Profitability up 12-fold over 2011
4Q12 revenues down 2%
Noninterest Income ($000s) 4Q11 1Q12 2Q12 3Q12 4Q12 $ Change % Change
Service Charges on Deposit Accounts 6,613 $     5,980 $     6,625 $     6,952 $     7,295 $        343 $        5%
ATM / Debit Card Fee Income 1,997 2,024 2,166 2,377 2,412 35 $          1%
BOLI Proceeds and CSV Income 899 951 905 916 909 (7) $           -1%
Mortgage Income 13,274 13,718 18,185 23,215 22,935 (280) $       -1%
Gain (Loss) on Sale of Investments, Net 793 2,836 901 41 (4) (45) $         -110%
Title Revenue 4,846 4,533 5,339 5,623 5,492 (131) $       -2%
Broker Commissions (includes Capital Markets) 2,457 3,060 3,102 3,092 4,192 1,100 $     36%
Other Noninterest Income 4,576 4,294 4,471 4,337 4,928 591 $        14%
Noninterest income excluding non-operating income 35,455 37,396 41,694 46,553 48,158 1,605 $     3%
Non-operating income - - - - 2,196 2,196 $     100%
Total Noninterest Income 35,455 $  37,396 $  41,694 $  46,553 $  50,354 $     3,801 $     8%
4Q12 vs. 3Q12

Financial Overview
Financial Overview
Non-Interest Expense
• Total expenses up $4 million, or 3%, in
4Q12
• Merger-related costs of $1.2 million (-60%)
• Other non-operating expenses of $1.4
million (down 10% compared to 3Q12 of
$1.6 million)
Linked Quarter increases of:
Multiple loan and deposit campaigns 1.2 $  mil.
Business development 0.7
Seasonal property tax expense 0.4
FDIC insurance 0.4
Salary expense - added Houston producers
0.4
Health care expense 0.3
Extra month of Florida Gulf salaries & occupancy 0.4
3.8
$  mil.
Noninterest Expense ($000s) 4Q11 1Q12 2Q12 3Q12 4Q12 $ Change % Change
Mortgage Commissions 3,922 $     3,229 $     5,612 $     6,006 $     5,747 $        (259) $       -4%
Hospitalization Expense 3,349 3,817 3,404 3,773 4,005 232 6%
Other Salaries and Benefits 44,039 47,522 48,011 49,270 50,675 1,405 3%
Salaries and Employee Benefits 51,310 $  54,568 $  57,028 $  59,049 $  60,426 $     1,377 $     2%
Credit/Loan Related 4,094 4,027 4,835 4,846 4,386 (460) -9%
Occupancy and Equipment 12,498 12,677 12,852 13,500 14,413 914 7%
Amortization of Acquisition Intangibles 1,384 1,290 1,289 1,287 1,285 (2) 0%
All Other Noninterest Expense 25,987 26,373 27,105 26,611 30,328 3,717 14%
Nonint. Exp. (Ex-Non-Operating Exp.) 95,272 $  98,935 $  103,109 $ 105,293 $ 110,838 $   5,544 $     5%
Severance 206 219 1,053 712 370 (341) $       -48%
Occupancy and Branch Closure Costs - - 2,743 284 711 427 150%
Consulting and Professional 193 220 1,661 574 339 (235) -41%
Nonint. Exp. excluding Merger-Related 95,671 $  99,374 $  108,566 $ 106,864 $ 112,258 $   5,395 $     5%
Merger-Related Expenses 4,055 $     500 $        456 $        2,985 $     1,183 $        (1,802) $   -60%
Total Noninterest Expense 99,726 $  99,873 $  109,022 $ 109,848 $ 113,441 $   3,592 $     3%
Tangible Efficiency Ratio - excluding Non-op. Exp. 72.2% 75.5% 74.4% 71.2% 72.5%
4Q12 vs. 3Q12

Financial Overview
Financial Overview
Non-Operating Items – 4Q12
Acquisition and conversion-related costs of $1.2 million in 4Q12 ($0.03 EPS)
4Q12 Other non-operating expenses of $1.4 million ($0.03 EPS)
4Q12 Covered and acquired impaired loan provision of $4.5 million ($0.10
EPS), all other provision expense equated to $0.4 million ($0.01 EPS)
Pre-tax After-tax Per share Pre-tax After-tax Per share Pre-tax After-tax Per share
Net Income (GAAP) 24,024 $  17,357 $  0.59 $      29,378 $  21,234 $  0.73 $      32,037 $  23,208 $  0.79 $
Merger-related expenses 4,055 2,636 0.09 2,985 1,940 0.07 1,183 769 0.03
Severance expenses 206 134 0.00 712 463 0.02 370 241 0.01
Occupancy expenses and branch closure expenses - - - 284 185 0.01 711 462 0.02
Professional expenses and litigation settlements 193 125 0.00 574 373 0.01 339 220 0.01
Other noninterest income - - - - - - (2,196) (1,427) (0.05)
Loss (Gain) on sale of investments (793) (515) (0.02) (41) (27) (0.00) 4 3 -
Operating earnings (Non-GAAP) 27,685 19,737 0.67 33,892 24,168 0.83 32,448 23,476 0.80
Covered and acquired impaired loan provision for credit losses 1,659 1,078 0.04 2,318 1,507 0.05 4,504 2,928 0.10
Other provision for credit losses 2,620 1,703 0.06 1,735 1,128 0.04 362 235 0.01
Pre-provision operating earnings (Non-GAAP) 31,964 $  22,518 $  0.77 $      37,945 $  26,802 $  0.92 $      37,314 $  26,639 $  0.91 $
(1) Per share amounts may not appear to foot due to rounding
(dollars in thousands)
For The Quarter Ended
December 31, 2011 September 30, 2012 December 31, 2012
Dollar Amount Dollar Amount Dollar Amount
(1)
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

•
Improve long-term operating efficiency, risk-
adjusted profitability, and long-term growth
prospects of franchise
Long-Term Initiatives
Long-Term Initiatives
Update
3Q12 cost of $1.3
million, or $0.03 EPS
4Q12 cost of $1.4
million, or $0.03 EPS
Benefit of $6 million
annually, or $0.13 EPS
Acquisition and
conversion related
costs of $1.2 million
pre-tax in 4Q12
Acquisition and
conversion related
costs are expected to
be immaterial in 1Q13
$ in millions
Expenses 2Q12 3Q12 4Q12 1Q13 Total
Branch Closure Cost - Phase 1 2.7 $     0.3 $     0.7 $     - $     3.7 $
Branch Closure Cost - Phase 2 0.5        0.5 $
Severance Expense - Phase 1 1.0        0.4        0.3        -        1.7 $
Severance Expense - Phase 2 0.1        0.1        0.2 $
Professional Services 1.7        0.6        0.3        0.1        2.7
Total Expense 5.4 $     1.3 $     1.4 $     0.7 $     8.8 $
Benefits 2Q12 3Q12 4Q12 1Q13
Full Year
2013
Facilities Expense - Phase 1 0.0 $     0.2 $     0.2 $     0.9 $
Salary and Benefits - Phase 1 0.4        0.7        0.6        2.5
Facilities Expense - Phase 2 0.4
Salary and Benefits - Phase 2 0.3
Other 0.7        0.8        0.4        1.8
Total Benefits 1.1 $     1.6 $     1.2 $     5.9 $
2Q12 3Q12 4Q12 1Q13 Total
Merger Related Expenses 0.5 $     3.0 $     1.2 $     - $     4.7 $

Asset Quality
Asset Quality
Legacy Portfolio
Asset Quality Summary
(Excludes FDIC covered assets and acquired impaired loans)
NPAs equated to 0.85%
of total assets, up 4 bps
compared to 3Q12
Total criticized loans
equal $354 million (25%
of Tier1 capital plus
ALLL); $231 million in
classified (-7% from
3Q12) and $122 million
special mention (-12%
from 3Q12)
Net Charge-offs of only
$91,000, or  an
annualized rate of
0.01% of average loans
$0.4 million provision
for legacy franchise in
4Q12
($ thousands) 12/31/2011 9/30/2012 12/31/2012 Year/Year Qtr/Qtr
Nonaccrual Loans 60,303 $   66,201 $   70,354 $   17% 6%
OREO 20,001 18,467 26,380 32% 43%
Accruing Loans 90+ Days Past Due 3,580 3,786 1,776 -50% -53%
Nonperforming Assets 83,884 88,454 98,510 17% 11%
Past Due Loans 83,338 91,016 93,358 12% 3%
Classified Assets 205,920 247,923 231,586 12% -7%
Nonperforming Assets/Assets 0.86% 0.81% 0.85% (1) bps 4 bps
NPAs/(Loans + OREO) 1.39% 1.26% 1.34% (5) bps 8 bps
Classified Assets/Total Assets 4.21% 3.62% 3.05% (116) bps (59) bps
(Past Dues & Nonaccruals)/Loans 1.38% 1.30% 1.27% (11) bps (3) bps
Provision For Credit Losses 2,620 $    1,735 $    362 $       -86% -79%
Net Charge-Offs/(Recoveries) 4,622 1,923 91 -98% -95%
Provision Less Net Charge-Offs (2,002) $   (188) $      271 $       -114% -244%
Net Charge-Offs/Average Loans 0.31% 0.11% 0.01% (30) bps (10) bps
Reserve For Credit Losses/Loans 1.24% 1.13% 1.08% (16) bps (5) bps
For Quarter Ended: % or Basis Point Change

Asset Quality
Asset Quality
Total Portfolio Trends
     ($thousands)
Nonaccruals
719,236 $    567,006 $    540,867 $    -25% -5%
OREO & Foreclosed
125,046       129,173       121,536       -3% -6%
90+ Days Past Due
29,003         5,538           4,404           -85% -20%
  Nonperforming Assets
873,285 $    701,717 $    666,807 $    -24% -5%
NPAs/Assets
7.43% 5.60% 5.08% (235)         (52)      bps
NPAs/(Loans + OREO)
11.62% 8.39% 7.74% (388)         (65)      bps
LLR/Loans
2.62% 2.45% 2.96% 34            51       bps
Net Charge-Offs/Loans
0.29% 0.10% 0.00% (29)           (10)      bps
Past Dues:
30-89 Days Past Due
86,467 $      59,063 $      47,899 $      -45% -19%
90+ days Past Due
29,003         5,538           4,404           -85% -20%
Nonaccual Loans
719,236       567,006       540,867       -25% -5%
Total 30+ Past Dues
834,706 $    631,607 $    593,170 $    -29% -6%
% Loans
11.30% 7.67% 6.98% (432)         (69)      bps
Qtr/Qtr
% or Basis Point Change
Total Portfolio
4Q11 3Q12 4Q12 Year/Year

Organic Loan Growth *
Covered Loan Portfolio
$350
$300
$250
$200
$150
$100
$50
$0
-$50
-$100
-$150
$64
$58
$43
$173
$149
$257
$109
$262
$164
$329
$329
$315
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12

IBERIABANK

Markets
Markets
Loan Growth
Organic Loan Growth
$ in millions
4th Quarter 2012:
Sterling Bank FDIC-
Assisted Acquisition
•
•
•
•
$315 million, or
+4% (+18%
annualized)
Year of 2012:
$1.1 billion, or
+19%
Past 3 years:
$2.3 billion, or +55%
(+18% annualized)
The FDIC covered
loan portfolio
declined 35%, or
$578 million (a 12%
annualized rate)
* Organic loan growth excludes the outstanding balance of  loans acquired in non-covered transactions (e.g., OMNI, Cameron, and Florida Gulf) at the date of the acquisition in the respective acquisition periods

Loan Commitments
Loan Fundings
$400
$350
$300
$250
$200
$150
$100
$50
$0
$36
$22
$14
$39
$7
$31
$61
$15
$46
$66
$31
$35
$74
$5
$69
$94
$28
$66
$226
$112
$115
$386
$146
$239
Little Rock
Shreveport
Lafayette
Baton Rouge
Memphis
Birmingham
New Orleans
Houston

IBERIABANK

Markets
Markets
Loan Originations 4Q12 –Top Markets
$ in millions
$1.2 billion in total
funded loans and
unfunded loan
commitments
originated in 4Q12
Tremendous growth
in Houston and New
Orleans
Recently added new
team members in
Houston
Exceptional growth
in other markets in
which we have
invested heavily

$140
$120
$100
$80
$60
$40
$20
$0
$13
$13
$14
$16
$20
$37
$48
$135
Mobile
Shreveport
Baton Rouge
Huntsville
Naples
Birmingham
Memphis
Houston

IBERIABANK Corporation

Markets
Markets
Net Loan Growth 4Q12 –Top Markets
$ in millions
•
Diversified strength
throughout our
franchise
•
Strong growth net
of loan pay-downs
•
Strongest markets
are Houston,
Memphis, and
Birmingham
•
Small business
lending is a
potential growth
engine

$1,000
$800
$600
$400
$200
$0
-$200
-$400
Non-Interest Bearing
Other Core Deposits
Time Deposits
$184
$159
$217
$281
$333
$93
$273
$912
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12

IBERIABANK

Excludes acquired deposits
Markets
Markets
Organic Deposit Growth
$ in millions
Organic Deposit Growth
4th Quarter 2012:
•
Excluding wholesale
and seasonal
deposits, growth of
$525 million, or +5%
(+21% annualized)
Year of 2012:
•
$1.2 billion, or +13%
Past 3 years:
•
$1.4 billion, or +19%
(+6 % annualized)
•
In 4Q12, $835
million, or +8%
(+34%
annualized)
Total Deposit Growth
Very strong transaction
account growth
Time deposit reduction
tempered by wholesale
deposit growth in 4Q12

$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$29
$30
$41
$41
$78
$92
$166
$173
Baton Rouge
SE FL
Little Rock
NE Arkansas
Birmingham
Lafayette
Houston
New Orleans

IBERIABANK

Markets
Markets
Core Deposit Growth 4Q12 –Top Markets
$ in millions
•
Balanced core
deposit growth
•
Extraordinary
strength in New
Orleans and
Houston
•
Good core deposit
growth throughout
the legacy franchise
and many newer
markets
•
Deposit pricing
remains favorable

20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
11%
12%
15%
15%
16%
17%
18%
19%
18%
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12

IBERIABANK Corporation

Markets
Markets
Non-Interest Bearing Deposit Growth
% of Total Deposits
•
Since 2010, total non-
interest bearing
deposits have
increased $1.1 billion
or +124% (+62%
annualized rate)
•
$116 million increase
in 4Q12, or +6%
(+25% annualized
rate)
•
Top 4Q12 noninterest
bearing deposit growth
markets include New
Orleans, Houston,
Southeast Florida,
Florida Keys,
Lafayette,
Birmingham, and
Shreveport

Markets
Markets
4Q12 Highlights
•
Exceptional loan and deposit growth continues
•
Non-FDIC loan growth of $315 million came from a number of
markets and in both commercial and retail markets
•
Houston, New Orleans, Memphis and Baton Rouge showed strong
commercial growth – concentrated in our C&I clients
•
Commercial loans originated and funded in 4Q12 totaled $503 million with a mix of 33% fixed and 67% floating ($810 in commercial loan commitments during the quarter)
•
Strong commercial pipeline of $527 million at year-end
•
Retail growth driven by increases in indirect lending and home equity lines of credit – arising from recent improvements in these businesses
•
Period-end core deposit growth of $912 million, with non-interest bearing deposits up $116 million ($155 million linked quarter growth on an average balance basis).

Retail and Small Business
Retail and Small Business
4Q12 Progress
•
Completed closure and consolidation of 11 branches planned for
2012 and are on track to close 4 additional branches in the first quarter of 2013
•
Since September 30, 2012, we opened seven new branch locations in New Orleans (3), Birmingham, Houston, Baton Rouge, and Naples
•
Enhanced IBKC’s digital banking tools to better serve clients with the launch of our online consumer deposit account opening process in the fourth quarter of 2012
•
Experienced increases in both new small business clients and checking account openings in 4Q12
•
Successful deposit campaign
•
Continued focused effort on direct and indirect consumer and small business lending

Total Revenues ($ in Millions)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12

IBERIABANK Corporation

Wealth And Capital Markets
Wealth And Capital Markets
4Q12 Progress
•
ICP/IWA revenues of
$3.3 million (up 71%
compared to 3Q12)
•
IWA assets under
management increased
6%, to $955 million at
December 31, 2012
•
ICP investment banking
activity set a record in
4Q12, while brokerage
commissions continued
to grow
•
Research coverage on
61 public energy
companies
•
IFS revenue down 5%,
to $2.2 million,
compared to 3Q12
Total Quarterly Revenues

Appendix Appendix 24

Appendix
Appendix
FDIC Covered Loan Portfolio Roll Forward

Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield
Covered Loans 1,293,160 52,019 15.968% 1,218,933 51,150 16.661% 1,153,954 55,400 18.878% 1,112,153 49,550 17.528%
Mortgage Loans 211,640 4,946 9.347% 196,969 5,128 10.414% 169,580 5,306 12.517% 155,989 5,318 13.636%
Indirect Automobile - - 0.000% - - 0.000% (0) - 0.000% (0) - 0.000%
Credit Card 901 14 6.199% 862 14 6.629% 853 14 6.746% 860 14 6.664%
Consumer 155,406 3,895 10.080% 150,236 4,324 11.577% 149,877 5,282 14.020% 148,001 5,308 14.267%
Line Of Credit-Consumer Loans 75,164 2,927 15.663% 72,370 2,953 16.410% 72,598 3,462 18.971% 69,910 3,661 20.831%
Commercial & Business Banking 850,519 40,238 18.719% 798,767 38,731 19.186% 761,048 41,335 21.257% 737,394 35,250 18.706%
Loans in Process (469) - 0.000% (272) - 0.000% (3) - 0.000% (1) - 0.000%
Overdrafts 0 - 0.000% 0 - 0.000% 0 - 0.000% 0 - 0.000%
FDIC Loss Share Receivable 573,776 (27,927) -19.255% 508,443 (28,484) -22.163% 448,746 (33,488) -29.201% 411,328 (28,201) -26.828%
Net Covered Loan Portfolio 1,866,937 24,092 5.142% 1,727,375 22,666 5.234% 1,602,700 21,912 5.416% 1,523,481 21,349 5.552%
Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield
Covered Loans 1,293,160 52,019 15.968% 1,218,933 51,150 16.661% 1,153,954 55,400 18.878% 1,112,153 49,550 17.528%
CapitalSouth Bank 198,491 6,203 12.416% 187,742 7,077 14.966% 169,584 6,480 15.034% 150,872 6,737 17.537%
Orion Bank 710,111 34,820 19.448% 673,068 33,586 19.801% 651,176 35,154 21.221% 641,252 29,720 18.235%
Century Bank 264,864 6,697 10.080% 255,610 6,134 10.080% 244,874 8,047 12.967% 232,967 7,137 12.108%
Sterling Bank 119,694 4,299 14.239% 102,513 4,353 16.829% 88,322 5,718 25.371% 87,063 5,956 26.806%
FDIC Loss Share Receivable 573,776 (27,927) -19.255% 508,443 (28,484) -22.163% 448,746 (33,488) -29.201% 411,328 (28,201) -26.828%
CapitalSouth Bank 49,433 (1,917) -15.338% 44,503 (3,285) -29.204% 40,443 (3,213) -31.088% 35,811 (3,431) -37.492%
Orion Bank 349,685 (21,626) -24.466% 306,347 (21,149) -27.311% 271,457 (22,983) -33.130% 251,749 (17,944) -27.892%
Century Bank 136,205 (2,380) -6.913% 119,445 (1,911) -6.329% 101,167 (3,875) -14.987% 92,076 (3,200) -13.601%
Sterling Bank 38,453 (2,004) -20.621% 38,148 (2,139) -22.181% 35,680 (3,417) -37.472% 31,691 (3,625) -44.761%
Net Covered Loan Portfolio 1,866,937 24,092 5.142% 1,727,375 22,666 5.234% 1,602,700 21,912 5.416% 1,523,481 21,349 5.552%
CapitalSouth Bank 247,924 4,286 6.882% 232,245 3,792 6.493% 210,027 3,267 6.133% 186,682 3,305 6.964%
Orion Bank 1,059,796 13,194 4.952% 979,415 12,436 5.033% 922,633 12,171 5.160% 893,002 11,776 5.121%
Century Bank 401,069 4,317 4.309% 375,055 4,224 4.495% 346,041 4,173 4.766% 325,044 3,937 4.804%
Sterling Bank 158,148 2,294 5.763% 140,661 2,214 6.236% 124,002 2,301 7.255% 118,754 2,331 7.681%
1Q2012 2Q2012 3Q2012 4Q2012
1Q2012 2Q2012 3Q2012 4Q2012